UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2026

Silvaco Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42043	27-1503712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Silvaco Group Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 567-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SVCO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 9, 2026, Silvaco Group, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated February 9, 2026 (the “Prospectus Supplement”), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offer and sale by the Company of 167,281 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), to John Cary, a former equityholder of Tech-X Corporation (“Tech-X”).

The Shares are being issued as part of the consideration for the Company’s acquisition of Tech-X (the “Tech-X Acquisition”) in satisfaction of (a) contingent earnout consideration upon the achievement of certain developmental milestones and (b) a portion of the additional purchase consideration as a result of post-closing adjustments, in each case in lieu of cash, as described in the Prospectus Supplement.

The Shares are being offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-291212), which was declared effective by the SEC on November 21, 2025 (the “Registration Statement”). The Prospectus Supplement relates to, and should be read in conjunction with, the prospectus included in the Registration Statement, dated October 31, 2025.

The Company will not receive any cash proceeds from the issuance of the Shares.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of White & Case LLP regarding the legality of the Shares
23.1	Consent of White & Case LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVACO GROUP, INC.

Date: February 10, 2026	By:	/s/ Christopher Zegarelli
Christopher Zegarelli
Chief Financial Officer